UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              April 26, 2006
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                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)


            OREGON                         0-13442                93-0786033
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 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


             8005 S.W. BOECKMAN ROAD                              97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:      (503) 685-7000
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                                    NO CHANGE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.
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     Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics
Corporation dated April 26, 2006, announcing the Company's financial results for the first quarter and the Company's outlook for the second quarter and full year of 2006, which is being furnished to the Securities and Exchange Commission.










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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MENTOR GRAPHICS CORPORATION
                                          (Registrant)


Date: April 26, 2006                      By: /s/ Dean M. Freed
                                              ----------------------------------
                                              Dean M. Freed
                                              Vice President and General Counsel









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